CONVERSIONLABS

Direct-to-Consumer Telemedicine & Wellness

OTCQB:CVLB

June 2020

Important Cautions Regarding Forward-Looking Statements

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements.

These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. This presentation does not constitute an offer or a solicitation to sell securities.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Conversion Labs offers a growing portfolio of telemedicine, online pharmacy & wellness brands

- **Brands** combine virtual medical treatment with prescription medications and unique over-the-counter products
- **Nationwide network of licensed telehealth physicians** provide virtual medical treatment, including prescription and over the counter medications
- **Fast-growing** software-as-a-service business


12:18
rexmd.com
Step 5/5
Medical Questionnaire
Getting started with your online visit for Erectile Dysfunction
This is an opportunity for you to tell your doctor about your health, medical history and lifestyle. Your doctor will use this information to evaluate your symptoms and, if appropriate, prescribe medication for treatment.
First name
Last name
Email
I agree to the Terms, Privacy Policy, and consent to Telehealth.

The Telemedicine & Online Pharmacy Opportunity is Massive

Conversion Labs has a **first-mover** advantage in the U.S. telehealth and online pharmacy market, and is well positioned to capitalize on this disruption.

US virtual care visits to soar to over 1 billion in 2020. [2]

70%

70% of the retail prescription drug market will shift to online within the next 7 years, a $200 billion economic shift. [1]



$175 Billion+

Global telemedicine market is expanding at a 19.3% compound annual growth rate, and will surpass $175 billion by 2026.[3]

Google
Official Pharmacy Partner

Facebook
Official Pharmacy Partner

LegitScript
Certified Company

GoGoMeds.com
Partner

TTM = trailing twelve months ended March 31, 2020. 2020 outlook issued and only effective on May 19, 2020.
1) Alliance Bernstein - Sept. 2018
2) Forrester report, April 10, 2020
3) Global Market Insights report, published April 2020

Conversion Labs is Uniquely Positioned to Capitalize on the Growth of Online Pharmacy and Telemedicine

Proprietary over-the-counter healthcare brands with large existing customer base

Proven ability to acquire customers on the largest social media networks and search engines

Robust, proprietary and highly optimized direct response technology platform

Able to dispense and ship prescription medications directly to consumers in all 50 states

Established infrastructure for virtually treating patients and prescribing prescription drugs in 50 states

Official pharmacy partner of Facebook, Google and leading display advertising networks — LegitScript certified

Major Consumer and Healthcare Trends are Driving the Growth of Telemedicine & e-Wellness

Healthcare Trends

- **Costs of healthcare rising** due to aging population and poor public policy
- **Process of seeking medical** care usually takes more than two hours
- **Physician shortages and overloaded schedules** are primary responsible for longer wait times and shorter patient consultations
- **Greater use of telemedicine** and transition to online pharmacy is essential to reduce costs

Consumer Trends

- **Convenience-focused:** less willing or unable to take off work and wait in a clinic to see a doctor
- **Increasingly more comfortable and trusting** of technology and online services
- **Desire for immediate, on-demand access** to care without waiting for appointments or medicines
- **Ability to shop online for best virtual care empowers consumers,** creates downward pressure on prices

Our End-to-End Telehealth Customer Acquisition Model & Lifecycle

1. Acquisition

Patient/customer views online ad, visits our website, initiates OTC checkout or Rx screening

2. Screening

Patient/customer completes detailed online medical screening

3. Scheduling

If required, a virtual consultation with a licensed physician is scheduled

4. Consultation

Virtual visit with doctor, review of medical history

5. Prescription

Doctor to deny, approve or prescribe Rx, based on review

6. Fulfillment

Same day shipping of Rx and customer service

7. Follow Up

Rx refills, follow up consults, upsells, OTC product offerings



Powered by Veritas MD™

Veritas MD, acquired in Q1 2020, is a robust telehealth technology platform that facilitates HIPAA-compliant virtual medical treatment and the prescribing of medications in all 50 states.

- Built to seamlessly facilitate direct-to-consumer medical treatment and Rx
- Supports synchronous (video and phone) and asynchronous virtual consultations
- Securely connects CRM with 50 state provider network and pharmacy
- Anticipated launch Q2 2020

Learn More


Veritas MD
Veritas Provider Network
Rx
Meet Veritas
Watch the Demo
Sarah Ericsson

Strong Revenue Growth & Financial Performance

50%
YoY Revenue Growth in 2019

80%
Revenue CAGR 2015-2019

$38M+
Annualized Net Revenue Run-Rate & Growing

200,000+
Customers

Scalable Telehealth Business Model with Conservative Overhead

Revenue Growth


$0.7M
$1.2M
Became Conversion Labs
$5.2M
$5.1M
$8.3M
$12.5M
$14.1M
$36.0M+
2014
2015
2016
2017
2018
2019
TTM
2020F

TTM = trailing twelve months ended March 31, 2020. 2020 outlook issued and only effective on May 19, 2020. Annualized net revenue run-rate based on of $3.2 million for the month of May 2020.

Proven Direct Response Marketing Ability

Consistent Top-Line Revenue Growth Since Launch of Core Brands

OTC Health & Wellness Products


$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
$0.0M
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20

SaaS-based Service


$1.4M
$1.2M
$1.0M
$0.8M
$0.6M
$0.4M
$0.2M
$0.0M
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20

Acquired 51% of PDFSimpli Q2 2018

Our Business Units


SHAPIRO MD
HAIR GROWTH EXPERTS


REX MD


SOSRx


PDFSimpli

Shapiro MD

Shapiro MD™ is a leading hair loss treatment line for men and women. The brand combines a patented portfolio of OTC hair loss products with virtual medical treatment for hair loss across all 50 states.

- Developed by distinguished dermatologists Dr. Steven Shapiro, M.D., and Dr. Michael Borenstein, M.D. PhD
- 2 U.S. Patents; 15 years of product development and formulation work
- Includes naturally occurring DHT blocking system, FDA approved minoxidil, FDA-cleared laser treatment cap, prescription based 1mg finasteride, compounded drugs for hair loss
- 200,000+ customers since launch; ~$20M+ revenue run-rate
- Differentiated and patented product offering in large global market (50%+ of men and women suffer from hair loss)

Learn More


SHAPIRO MD
HAIR GROWTH EXPERTS

Rex MD

Rex MD™ is a digital health clinic and online pharmacy for men. Initially focused on erectile dysfunction (ED) treatment, Rex MD will soon offer virtual medical treatment for skincare, longevity, mental health, primary care, and more.

- Brand launched in December 2019 with virtual treatment for erectile dysfunction in 46 states
- Strong month-over-month revenue and subscriber growth since launch with proven economic model
- Men's digital health and pharmacy represents large market opportunity with minimal competition and high barriers to entry
- Near term growth drivers include product extensions, optimization, influencer marketing, endorsements, new advertising channels

Learn More

REX MD



SOSRx

SOSRx™ is a telehealth offering that helps individuals and families prepare for emergency medical situations. The brand's initial focus is preventative prescription and OTC products for nuclear incidents or terrorism, bioterrorism, flu epidemics, and international travel.

- Innovative telehealth business model in $93 billion/year global incident and emergency management market*
- Initial product (Disaster Pack) consists of prophylactic prescriptions for flu epidemics (oseltamivir), bioterrorism (levofloxacin), and FDA approved potassium iodide for radiation exposure
- Expansion to 48 states planned for Q3 2020

Learn More

* https://www.reportlinker.com/p04208109


SOSRx

PDF Simpli

PDF Simpli is a software product that enables editing, converting, compressing, splitting, or compressing PDF files. Conversion Labs owns 51% of PDF Simpli through a strategic investment made in June 2018.

- Scalable search engine marketing (SEM) driven SaaS business model
- PDF market estimated by Adobe to be $2.4 billion/year globally, and grow to $7.5 billion by 2021*
- PDFSimpli ranked in top 5,750 websites globally, with >4.5 million registrants since launch
- Strong year-over-year revenue growth, with crossover to profitability anticipated in 2H 2020

Learn More


PDFSimpli
PDF Made Simple
Let's get started!
Drag & Drop your PDF here

Alexa Rank | ↑ 7.88k | #5,750

Alexa ranking in global internet traffic and engagement over the past 90 days


6,000
10,000
14,000
10/1/19
11/1/19
12/1/19
1/1/20

Key Takeaways

- **Sales Accelerating:** Expecting $36M+ in 2020 vs $12.9M in 2019
- **Our telehealth infrastructure** build out in 2019, now a major growth driver in 2020
- **Launched Rex MD,** our first telehealth brand in Q4 2019, and SOSRx Disaster Pack in Q1 2020
- **Additional telehealth products** scheduled to launch by year end


Revenue Growth
$5.2M
$5.1M
$8.3M
$12.5M
$14.1M
$36.0M+
2016
2017
2018
2019
TTM
2020F

TTM = trailing twelve months ended March 31, 2020. 2020 outlook issued and only effective on May 19, 2020.

Contact Us

CONVERSIONLABS

Company Contact:
Justin Schreiber
President & CEO
justin@conversionlabs.com

Investor & Media Contact:
Ron Both or Grant Stude
CMA Group
investors@conversionlabs.com
(949) 432-7566

CVLB
conversionlabs.com

Appendix

CONVERSIONLABS
OTCQB:CVLB

Stock & Operational Highlights

Share Structure (June 1, 2020)

Shares outstanding	72,591,123
Warrants*	6,336,624
Options*	21,020,000
Fully Diluted	99,947,747

Stock Information

Listing	OTCQB
Symbol	CVLB
52-Week Stock Range	$0.08 - $0.40
Average Daily Volume (90 Day)	401,085 shares

*As of 3/31/2020 and will not be regularly updated

Corporate Highlights

June 16, 2020	Appointed leading health & wellness doctor, Jeff Toll, to medical advisory board
June 9, 2020	Reported May 2020 net revenues up 274% to record $3.2 million, on track to exceed 3x growth in 2020
May 19, 2020	Reported revenue up 59% to record $4.3M in Q1 2020; raised 2020 revenue outlook to exceed $36M.
May 11, 2020	Expanded capabilities of telemedicine platform as sales in April more than double.
April 14, 2020	Appointed award-winning physician, Dr. Jeremy Fine, to advisory board to advance telemedicine brand portfolio.
March 31, 2020	Reported revenue up 50% to record $12.5M in 2019.
March 26, 2020	Received FDA clearance for Shapiro MD Laser Hair Restoration Device.

12 Month Stock Chart



6/02/20
0.35
0.30
0.25
0.20
0.15
0.10
©BigCharts.com
3
2
1
0
Jul
Aug
Sep
Oct
Nov
Dec
20
Feb
Apr

Management | Board | Advisors

Board of Directors

Justin Schreiber	Chairman
John R. Strawn, Jr.	Director
Anthony G. Bruzzese, M.D.	Director
Michael Borenstein, M.D.	Director
Joseph V. Ditrolio, M.D.	Director
Stefan Galluppi	Director
Bertrand Velge	Director
Happy Walters	Director

Substantial retail, healthcare, e-commerce, M&A, regulatory and capital markets experience; track record of building and financing disruptive companies and creating shareholder value

Management Team

Justin Schreiber	President & CEO
Stefan Galluppi	Chief Operating & Technology Officer
Juan Manuel Piñeiro Dagnery	Chief Financial Officer
Nick Alvarez	Chief Acquisition Officer
Sean Fitzpatrick	President, PDF Simpli

Entrepreneurs with significant experience in healthcare, online marketing and finance

Advisory Team

Dr. Jeremy Fine	Award-winning physician
Dr. Joseph V. Ditrolio, M.D.	Former Chairman, Urology, Saint Barnabas
Dr. Jack Gilbert	Group Leader, Microbial Ecology, Argonne
Dr. Steven Shapiro, M.D.	Founder, Gardens Dermatology
Dr. Michael Borenstein, M.D., PhD	Board-Certified Dermatologist
Dr. Liliana Ramirez	Dermatologist
Dr. Jeff Toll	Leading health & wellness doctor

Opinion leading physicians and scientists in urology, dermatology, microbiology, and nutrition